June 15, 2007

<<Investor Name>>

<<Address1>>

<<Address2>>

<<City, State, ZIP>>

Re: Distributions from Property Sales

Dear <<Investor>>:

I am pleased to provide you with an estimate of your distribution of net proceeds from the sale of certain properties in which your Wells limited partnership(s) invested. In August, Wells plans to pay your distribution on the properties sold in the amount of $<<dollar amount of all funds>>. Note that this figure represents a gross amount, and any federal or state tax withholding rules will be applied to the final distribution.

I also have included any Net Sale Proceeds (NSP) distribution instructions on file where applicable. In the event we do not have instructions on file, Wells will use the default instructions. If you would like to consider reinvesting your distribution in another Wells product, please discuss your suitability with your financial representative. Note that Wells needs to receive the proper paperwork no later than July 17, 2007.

<<Smart Paragraph A: only insert for Reliance Trust Company Accounts>>

<<Reliance Account

Our records indicate that Reliance Trust Company is your IRA custodian. Wells highly recommends that you contact your tax advisor or financial representative in order to understand the tax and/or other implications related to this planned distribution. In order to change your existing NSP instructions, please send a signed letter to:

Wells Real Estate Funds

Attn: Client Services

P.O. Box 2828

Norcross, GA 30091-2828

If Reliance does not receive instructions specifying an alternative distribution method by

July 17, 2007, they will place your distribution into the Valiant Money Market Fund within your IRA so that it will be treated as a nontaxable event. In order to confirm the instructions that are on file for your Reliance IRA, please contact a Wells Client Services Specialist at
800-557-4830.>>

The estimated amount of net sale proceeds being distributed to you for each fund in which you are a limited partner is as follows:

Wells Fund Estimated Net Sale Proceeds Distribution

<<Wells Real Estate Fund IX, L.P>>> <<Amount>>

<<Wells Real Estate Fund X, L.P.>> <<Amount>>

<<Wells Real Estate Fund XI, L.P.>> <<Amount>>

<<Wells Real Estate Fund XIII, L.P.>> <<Amount>>

<<Wells Real Estate Fund XIV, L.P.>> <<Amount>>

Wells will disburse your portion of the net sale proceeds as follows:

INSTRUCTIONS <Default/On File>

INSTRUCTION TYPE <Check/EFT/DRP>

RECIPIENT <Who>

ADDRESS <Only for Check>

FIXED AMOUNT/PERCENT <How $ is split for multiple instructions>

ELECTIVE WITHHOLDING PERCENT <If Any>

EXTERNAL ACCOUNT NUMBER <Third-Party Account Number>

<<Smart Paragraph B>>

<<Wells Real Estate Fund IX, L.P.

The net sale proceeds distribution for Fund IX totals approximately $5,100,000, with proceeds coming from the sales of the Alstom Power, 1315 West Century Drive, and Iomega properties.

The Alstom Power property in Knoxville, Tennessee was sold in March 2005, and net sale proceeds of $4,545,538 were allocated to the Fund. Of these proceeds, $3,449,511 was distributed to the limited partners in November 2005. The remaining proceeds of $1,096,027 are included in the planned distribution.

The 1315 West Century Drive property in suburban Denver, Colorado was sold in December 2006, and net sale proceeds of $3,145,720 were allocated to the Fund. All of these funds are included in the planned distribution.

The Iomega property in Ogden, Utah, was sold in January 2007, and net sale proceeds of

$1,828,642 were allocated to the Fund. The planned distribution will include approximately $858,253 of these proceeds. The remaining proceeds are being reserved to fund anticipated capital needs at the remaining assets in the Fund.>>

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  In the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to

Class B limited partners.

  Then, net sale proceeds will be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution, reduced by Net Sale Proceeds previously distributed.>>

<<Wells Real Estate Fund X, L.P.

The net sale proceeds distribution for Fund X totals approximately $7,100,000, with proceeds coming from the sales of the Alstom Power, 1315 West Century Drive, and Iomega properties.

The Alstom Power property in Knoxville, Tennessee was sold in March 2005, and net sale proceeds of $5,647,340 were allocated to the Fund. Of these proceeds, $4,066,886 was distributed to the limited partners in November 2005. The remaining proceeds of $1,580,454 are included in the planned distribution.

The 1315 West Century Drive property in suburban Denver, Colorado was sold in December 2006, and net sale proceeds of $3,908,217 were allocated to the Fund. All of these funds are included in the planned distribution.

The Iomega property in Ogden, Utah, was sold in January 2007, and net sale proceeds of

$2,271,890 were allocated to the Fund. The planned distribution will include approximately $1,611,330 of these proceeds. The remaining proceeds are being reserved to fund anticipated capital needs at the remaining assets in the Fund.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  In the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to

Class B limited partners.

  Then, net sale proceeds will be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution, reduced by Net Sale Proceeds previously distributed.>>

<<Wells Real Estate Fund XI, L.P.

The net sale proceeds distribution for Fund XI totals approximately $1,100,000, with proceeds coming from the sales of the Gartner and 1315 West Century Drive properties.

The Gartner property in Fort Myers, Florida, was sold in April 2005, and net sale proceeds of $3,241,531 were allocated to the Fund. Of these proceeds, $1,930,746 was distributed to the limited partners in November 2005, and $340,000 was used to fund other Fund operations, including the Fund's pro-rata share of re-leasing costs at 111 Southchase Boulevard. The remaining proceeds of $970,785 are included in the planned distribution.

The 1315 West Century Drive property in suburban Denver, Colorado was sold in December 2006, and net sale proceeds of $708,328 were allocated to the Fund. Of these proceeds, $120,000 was used to fund other Fund operations, including the Fund's pro-rata share of re-leasing costs at 111 Southchase Boulevard. The planned distribution will include approximately $129,215 of these proceeds. The remaining proceeds are being reserved to fund anticipated capital needs at the remaining assets in the Fund.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  In the event the partnership sells any Partnership Property at a sale price which is less than the original Purchase Price, Class A limited partners shall receive an amount equal to the excess of the original Purchase Price over the sale price of such Partnership Property, but not in excess of depreciation, amortization, or cost recovery allocations previously made to

Class B limited partners.

  Then, net sale proceeds will be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution, reduced by Net Sale Proceeds previously distributed.>>

<<Wells Real Estate Fund XIII, L.P.

The net sale proceeds distribution for Fund XIII totals approximately $4,150,000, with proceeds coming from the sales of the Americredit, John Wiley, and 7500 Setzler Parkway properties.

The AmeriCredit and John Wiley properties were sold in April 2005, and virtually all of the net sale proceeds were distributed in November of that year. The remaining total proceeds of $17,483 for Americredit and $26,052 for John Wiley are included in the planned distribution.

The 7500 Setzler Parkway property in Minneapolis, Minnesota was sold in January 2007, and net sale proceeds of $4,126,017 were allocated to the Fund. The planned distribution will include $4,106,466 of these proceeds.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Net sale proceeds will be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution, reduced by Net Sale Proceeds previously distributed.>>

<<Wells Real Estate Fund XIV, L.P.

The net sale proceeds distribution for Fund XIV totals approximately $4,590,000, with proceeds coming from the sale of the 7500 Setzler Parkway property.

The 7500 Setzler Parkway property in Minneapolis, Minnesota was sold in January 2007, and net sale proceeds of $4,597,063 were allocated to the Fund. The planned distribution will include $4,590,000 of these proceeds.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Net sale proceeds will be distributed to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution, reduced by Net Sale Proceeds previously distributed. >>

Please note that in accordance with the terms of the Partnership Agreements, the General Partners will not be receiving any net sale proceeds from this distribution.

Should you have any questions, please contact us at 800-557-4830. Our Client Services Specialists are available Monday through Thursday, 8:15 a.m. to 6:30 p.m., and Friday, 8:15 a.m. to 5:30 p.m. (ET). You also may send an e-mail to investor.services@wellsref.com.

Thank you for investing with Wells Real Estate Funds.

Sincerely,

/s/ Leo F. Wells III

Leo F. Wells III

General Partner

cc: Financial Representative

This correspondence contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including discussion and analysis of our financial condition and certain other matters. You should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made herein, which include changes in general economic conditions, changes in real estate conditions, increases in interest rates, lease-up risks, inability to obtain new tenants upon the expiration of existing leases, inability to invest in properties on a timely basis or in properties that will provide targeted rates of return, and the potential need to fund tenant improvements or other capital expenditures out of operating cash flow. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this correspondence. We do not make any representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements.